SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    -------------------------------------------------------------------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 13, 2001 (July 6, 2001)


                        WorldWide Web NetworX Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-29479                       58-2280078
--------------                     -----------                  ----------------
  (State or                       (Commission                   (IRS Employer
other jurisdiction                File Number)                Identification No.
of incorporation)


12 Orchard Way, Mount Laurel, New Jersey                                08054
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



   (Registrant's telephone number, including area code): 610-527-3554
                                                         ------------

Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          As reported in the Registrant's Current Report on Form 8-K dated June 12, 2001, on June 5, 2001, the Board of Directors of the Registrant accepted the resignation of Ernst & Young, LLP as the Company's independent auditors, effective June 5, 2001.

          On July 6, 2001, the Board of Directors of the Registrant appointed Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York
10022-2597, to act as its successor independent auditors and to audit the Registrant's financial statements for the year ended September 30, 2001.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       Exhibits

                    16.1      Letter,  dated July 13,  2001,  from Ernst & Young
                              LLP

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WORLDWIDE WEB NETWORX CORPORATION


Dated:  July 13, 2001                         By:     /s/ G. David Rosenblum
                                                      -------------------------
                                                      Name:   G. David Rosenblum
                                                      Title:  Interim President